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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7,1997


                        USFREIGHTWAYS CORPORATION
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           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)

        0-19791                                  36-3790696
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(Commission File Number)                      (I.R.S. Employer
                                            Identification No.)

         9700 Higgins Road, Suite 570
            Rosemont, Illinois                           60018
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   (Address of principal executive offices)            (Zip Code)

                            (847) 696-0200
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         (Registrant's Telephone Number, Including Area Code)

                                 N/A
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    (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

     On April 19, 1996, Steven Mark Whitworth ("Plaintiff") a former employee of USF Bestway Inc., a subsidiary of USF Freightways Corporation (the
"Company" brought suit against the Company and one of its employees, alleging claims of fraud and promissory estoppel arising from Plaintiff's previous employment as a driver with the Company. (Steven Mark Whitworth v. TNT Bestway Transportation, Inc. f/k/a TNT Bestway Inc. and William Orr, Case No. 96-3935-A, 14th Judicial District Court, Dallas County, Texas). On or about October 2, 1996, Plaintiff amended his petition and added claims of wrongful discharge and conspiracy to wrongfully discharge.

     On October 7, 1996, Plaintiff moved for summary judgment, claiming that he was entitled to a judgment of $3,500,000 in actual damages and $1,750,000 in attorney fees based on (i) the Company's alleged untimely responses to Plaintiff's requests for admissions and (ii) the Company's alleged failure to comply with the requirements of Texas law concerning the signature of pleadings by counsel in connection with the responses to Plaintiff's requests for admissions. Following a hearing on November 1, 1996, the trial court granted Plaintiff's motion for summary judgment and entered judgment in favor of Plaintiff and against the Company, for $3,500,000 in actual damages and $1,750,000 in attorneys fees, together with court costs and interest.

     On November 27, 1996, the Company moved for reconsideration of the judgment and for new trial. At the January 7, 1997 hearing on this motion, the trial court denied the motion for reconsideration and for new trial, but ruled that the responses to the Plaintiff's requests for admissions were timely. The Company has posted a supersedeas bond to prevent enforcement of the judgment pending appeal and perfected its appeal to the Dallas Court of Appeals.

     Management of the Company believes that it has good grounds for obtaining a reversal of the judgment on appeal because it believes, among other reasons, that the judgment entered on the basis of the procedural technicality of counsel's failure to comply with the requirements of Texas law concerning the signature of pleadings by counsel, will not be sustained by a reviewing court and further believes, the judgment will be vacated and the matter remanded for a trial on the merits and that, in any event, will not have a material adverse effect on the Company's financial condition. In the event the judgment is sustained on appeal, management of the Company intends to pursue potential causes of action against all appropriate parties.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USFREIGHTWAYS CORPORATION




Dated:  January 10, 1997           By: /s/ Christopher L. Ellis
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                                      Christopher L. Ellis,
                                      Senior Vice President, Finance and
                                      Chief Financial Officer

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